QUANT FUNDS

SUPPLEMENT DATED MAY 26, 2011,
TO
PROSPECTUS DATED AUGUST 1, 2010
AND
STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 1, 2010,
EACH AS SUPPLEMENTED

The information in the Quant Funds’ Prospectus (the “Prospectus”) and its Statement of Information (the “SAI”), each dated August 1, 2010, and as supplemented, is hereby amended as follows:
 1.           Quantitative Group of Funds d/b/a Quant Funds (the “Trust”) has changed its name to “Pear Tree Funds.”  All references in the Prospectus and SAI to “The Quantitative Group of Funds,” “Quant Funds” or both are hereby changed to “Pear Tree Funds.”

2.           The names of the separate series of beneficial interests of the Trust (the “Funds”) have been changed as follows, and all references in the Prospectus and SAI to a Fund’s former name are hereby changed to the corresponding name below:

Pear Tree Polaris Foreign Value Fund (formerly Quant Foreign Value Fund)

Pear Tree Polaris Foreign Value Small Cap Fund (formerly Quant Foreign Value Small Cap Fund)

Pear Tree Quality Fund (formerly Quant Quality Fund)

Pear Tree Columbia Small Cap Fund (formerly Quant Small Cap Fund)

Pear Tree Emerging Markets Fund (formerly Quant Emerging Market Fund)

3.           Quantitative Investment Advisors, Inc. (the “Manager”) has changed its name to “Pear Tree Advisors, Inc.”  All references in the Prospectus and SAI to “Quantitative Investment Advisors, Inc.” are hereby changed to “Pear Tree Advisors, Inc.”

*     *     *

The rest of each of the Prospectus and SAI remains unchanged.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE